DFA INVESTMENT DIMENSIONS GROUP INC.

DFA Commodity Strategy Portfolio

SUPPLEMENT TO PROSPECTUS
DATED FEBRUARY 28, 2012

In order to comply with certain regulatory changes adopted by the Commodity Futures Trading Commission, disclosure in the Prospectus relating to the DFA Commodity Strategy Portfolio has been revised or added as follows:

(1) The third paragraph on page 143 of the Prospectus is deleted in its entirety and replaced with the following disclosure:

The DFA Commodity Strategy Portfolio invests in commodity-linked derivatives that are structured notes, futures, swaps and hybrid instruments.

(2)  The following disclosure is added as a sub-section under the heading “Other Information” on page 163 of the Prospectus:

Commodity Pool Operator Information

With respect to the DFA Commodity Strategy Portfolio, due to new regulations, as of January 1, 2013, the Advisor was required to register as a “commodity pool operator” under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (the “CFTC”) and, with respect to the DFA Commodity Strategy Portfolio, is subject to regulation as a commodity pool operator under the CEA. The CFTC has not yet adopted rules regarding certain disclosure, reporting or recordkeeping requirements that will apply to the DFA Commodity Strategy Portfolio as the result of the new regulations.  Therefore, the impact on additional information that you will receive under these rules and additional regulatory requirements for the DFA Commodity Strategy Portfolio that may be imposed cannot currently be determined.  As the DFA Commodity Strategy Portfolio operates subject to CFTC regulation, it may incur additional expenses. The CFTC has neither reviewed nor approved the DFA Commodity Strategy Portfolio, its investment strategies or this Prospectus.

In addition, the disclosure in the sub-section entitled “Commodity Pool Operator Exemption” under the heading “Other Information” on page 163 of the Prospectus no longer applies to the DFA Commodity Strategy Portfolio.

The date of this Supplement is December 28, 2012.

SUPP022812-001